AB VALUE FUNDS -AB Global Real Estate Investment Fund (the “Fund”)

Supplement dated September 12, 2022 to the Fund’s Prospectus and Summary Prospectus dated February 28, 2022, as amended.

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The following chart replaces the chart under the heading “Portfolio Managers” in the Prospectus and Summary Prospectus for the Fund.

AB Global Real Estate Investment Fund

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Eric J. Franco	Since 2012	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus for the Fund.

AB Global Real Estate Investment Fund

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Eric J. Franco; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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